Exhibit 99.1
Chico's FAS, Inc. Appoints Patrick J. Guido as Chief Financial Officer

Brings Strong Financial Leadership and Experience at Major Retail and Consumer Companies

FORT MYERS, Fla., September 17, 2021 -- Chico's FAS, Inc. (NYSE: CHS) (“Chico’s FAS” or the “Company”) today announced that Patrick J. Guido has been appointed Chief Financial Officer of the Company, effective September 20, 2021 and will report directly to Molly Langenstein, Chief Executive Officer and President of Chico's FAS.

Mr. Guido has more than 20 years of finance and operations experience and has held numerous executive leadership roles at premier retail and consumer companies. He most recently served as Senior Vice President and Chief Financial Officer at Asbury Automotive Group, Inc., one of the largest automotive retail and service companies in the U.S. In this role, he helped support continued growth and financial strength during the COVID-19 pandemic, while also contributing to the development and implementation of the long-term strategic plan.

Prior to this position, Mr. Guido served as Executive Vice President and Chief Financial Officer of lululemon athletica inc., a multinational designer, distributor and retailer of healthy lifestyle inspired athletic apparel and accessories. In this role, he provided financial oversight and business analytics during a historic growth period at the company, which resulted in a significant increase in aggregate revenue, strong EPS growth and substantial increase in share price over two years.

“PJ is a highly accomplished finance executive with deep knowledge of the retail industry and a proven track record guiding companies through significant growth periods,” said Molly Langenstein. “We are excited about the growth of our company. I am pleased to welcome PJ to the Chico’s FAS team.”

“I am incredibly excited to join the Chico’s FAS team and leverage my industry experience to continue strengthening the Company's financial and operational performance,” said Mr. Guido. “I look forward to partnering with Molly and the rest of the team to continue capitalizing on Chico’s FAS’ impressive momentum in its return to sustainable, profitable growth.”

In connection with Mr. Guido’s appointment, David Oliver, who has served as Interim Chief Financial Officer since February 2020, has been reappointed to his prior role of Senior Vice President Finance – Controller and Chief Accounting Officer.

Ms. Langenstein further commented, “On behalf of the Board and management team, I want to thank David for his leadership and many contributions over these past 18 months. We greatly value and appreciate David’s stalwart leadership and guidance during this critical period in our company and look forward to continuing to benefit from his talent and financial expertise.”

Patrick J. Guido
Mr. Guido most recently served as Senior Vice President and Chief Financial Officer of Asbury Automotive Group, Inc. Prior to this position, Mr. Guido served as Executive Vice President and Chief Financial Officer of lululemon athletica inc. Before joining lululemon in 2018, he served a seven-year tenure at VF Corporation, a global leader in branded lifestyle apparel, footwear and accessories, as Vice President, Treasury and Corporate Development. In the role, he was responsible for managing capital allocation strategies, mitigating global financial risk and executing on multiple strategic initiatives for the company. Earlier in his career, Mr. Guido served in roles of increasing responsibilities at The Home Depot, Inc. and Saks Incorporated. He received his MBA from Vanderbilt University and holds a BS from Georgetown University.

ABOUT CHICO'S FAS, INC.
Chico's FAS is a Florida-based fashion company founded in 1983 on Sanibel Island, Fla. The Company reinvented the fashion retail experience by creating fashion communities anchored by service, which put the customer at the center of everything we do. As one of the leading fashion retailers in North America, Chico's FAS is a company of three unique brands - Chico's®, WHBM® and Soma® - each thriving in their own white space, founded by women, led by women, providing solutions that millions of women say give them confidence and joy.

Our Company has a passion for fashion, and each day, we provide clothing, shoes and accessories, intimate apparel and expert styling in our brick-and-mortar boutiques, digital online boutiques and through StyleConnect™, the Company's proprietary digital styling tool that enables customers to conveniently shop wherever, whenever and however they prefer.

As of July 31, 2021, the Company operated 1,284 stores in the U.S. and sold merchandise through 66 international franchise locations in Mexico and 2 domestic franchise airport locations. The Company's merchandise is also available at www.chicos.com, www.chicosofftherack.com, www.whbm.com and www.soma.com as well as through third-party channels.

To learn more about Chico's FAS, please visit our corporate website at www.chicosfas.com. The information on our corporate website is not, and shall not be deemed to be, a part of this press release or incorporated into our federal securities law filings.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements, including without limitation the quotes from Ms. Langenstein and Mr. Guido, relate to expectations and projections regarding the Company's future performance and may include the words "believe," "expect," "intend," “continue,” "will," “drive,” "should," "strategy," "potential," "confident" and similar terms. These forward-looking statements are based largely on information currently available to our management and on our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those expressed or implied by such forward-looking statements. Although we believe our expectations are based on reasonable estimates and assumptions, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Factors that could cause actual results to differ include, but are not limited to: the effects of the pandemic and uncertainties about its depth and duration, new variants of COVID-19 that have emerged, and the speed, efficacy and availability of vaccine and treatment developments, as well as the impacts to general economic conditions and the economic slowdown affecting consumer behavior and discretionary spending (during and after the pandemic) and any temporary store restrictions (including reduced hours or capacity) due to government mandates; the effectiveness of store reopenings, cost reduction initiatives, the extent, availability and effectiveness of any pandemic stimulus packages or loan programs, including the Coronavirus Aid, Relief, and Economic Security Act, the ability of our third-party business partners, including our suppliers, logistics providers, vendors and landlords, to meet their obligations to us in light of financial stress, staffing shortages, liquidity challenges, bankruptcy filings by other industry participants and other disruptions due to the pandemic, and the impact of the pandemic on our manufacturing operations in China; our ability to successfully implement any alternatives that we pursue including our ability to maintain the cost savings described in this release; government actions and policies; increases in unemployment rates and taxes; local, regional, national and international economic conditions; the risk that natural disasters, public health crises, political uprisings, uncertainty or unrest, or other catastrophic events could adversely affect our operations and financial results; changes in the general economic and business environment; changes in the general or specialty retail or apparel industries, including the extent of the market demand and overall level of spending for women's private branded clothing and related accessories; future permanent store closures; the effectiveness of our brand strategies, awareness and marketing programs; the ability to successfully execute and achieve the expected results of our business strategies and particular strategic initiatives (including, but not limited to, the Company's turnaround strategy and five fiscal 2021 operating priorities which are: continuing our ongoing digital transformation; further refining product through fit, quality, fabric and innovation; driving increased customer engagement through marketing; maintaining our operating and cost discipline; and further enhancing the productivity of our real estate portfolio; cyber security or other data or security breaches; sales initiatives and multi-channel strategies; customer traffic; our ability to appropriately manage our inventory and allocation processes; our ability to leverage inventory management and targeted promotions; the successful recruitment of leadership and the successful transition of members of our senior management team; uncertainties regarding future unsolicited offers to buy the Company and our ability to respond effectively to them as well as to actions of activist shareholders and others; changes in the political environment that create consumer uncertainty; the risk that our investments in merchandise or marketing initiatives may not deliver the results we anticipate; significant changes to product import and distribution costs (such as unexpected consolidation in the freight carrier industry, and the ability to remain competitive with customer shipping terms and increases in costs pertaining to product deliveries and returns, higher freight costs, product supplier handover delays and extended inbound transit times); the risks and uncertainties that are related to our reliance on sourcing from foreign suppliers, including significant economic labor, political or other shifts (including the impact of changes in tariffs, taxes or other import regulations, particularly with respect to China, or legislation prohibiting certain imports from China); the quality and timeliness of merchandise received from suppliers; changes in the costs of manufacturing, raw materials, transportation, distribution, labor and advertising; new or increased taxes or tariffs that could impact, among other things, our sourcing from foreign suppliers; the risk that future legislation may prohibit certain imports from China; and significant shifts in consumer behavior. Other risk factors are detailed in the Company's Annual Report on Form 10-K and, from time to time, the Company's Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. These factors should be considered in evaluating forward-looking statements contained herein. There can be no assurance that the actual future results, performance, or achievements expressed or implied by such forward-looking statements will occur. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized.

MEDIA CONTACT:
Tom Filandro
ICR, Inc.
(646) 277-1235
tom.filandro@icrinc.com